EXHIBIT 10.8


          THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR UNDER STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS
          WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.


                                                 Date of Issuance: June 16, 2003

                                 SKYFRAMES, INC.

                             Stock Purchase Warrant

                           (Void after June 16, 2008)

     Skyframes, Inc, a Utah corporation (the "Company"), for value received, hereby certifies and agrees that Ocean Drive Holdings LLC or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date hereof (the "Date of Issuance") and on or before the fifth (5th) anniversary of the Date of Issuance at not later than 5:00 p.m. New York time (such date and time, the "Expiration Time"), ONE HUNDRED FIFTY THOUSAND (150,000) duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share (the "Common Stock") at an initial exercise price equal to $1.20 per share such price will represent
                                       -----
105% of the average trading price for 5 days prior to closing, subject to adjustment in certain cases as described herein. The shares purchasable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively. The term "Warrant" as used herein shall include this Warrant and any other warrants delivered in substitution or exchange therefor, as provided herein.

This Warrant is issued pursuant to that certain Securities Purchase Agreement by and between the Company and Ocean Drive Holdings, LLC of even date herewith (the "Securities Purchase Agreement").

     The Warrant Shares are entitled to the bene-fits of, that certain registration rights agreement between the Company and Ocean Drive Holdings, LLC of even date herewith (the "Registration Rights Agreement").

     1.     Exercise.
            ---------

     1.1.     Method  of  Exercise
              --------------------

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with a Notice of Exercise in the form of Annex A hereto (the "Notice of Exercise") duly executed by such Registered
    --------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company set forth on the signature page hereto, or at such other office or agency as the Company may designate in writing (the "Company's Office"), accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the appropriate Annex form shall be dated and directed to the Company (as evidenced by the applicable postmark or other evidence of transmittal) as provided in
Section 1(a) hereof. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) hereof shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, representing in the aggregate on the face or faces thereof the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 3 hereof or received pursuant to Section 1.2 hereof.

          1.2.     Exercise  by Surrender of Warrant.  In addition to the method
                   ---------------------------------
of payment set forth in Section 1.1 and in lieu of any cash payment required thereunder, the Warrant may be exercised by surrendering the Warrant in the manner specified in this Section 1, together with irrevocable instructions to the Company to issue in exchange for the Warrant the number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock underlying the Warrants multiplied by (y) a fraction, the numerator of which is the Market Value (as defined below) of the Common Stock less the Exercise Price and the denominator of which is such Market Value. As used herein, the phrase "Market Value" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange or "over the counter" (including on the pink sheets or bulletin board) exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or sold "over the counter", the average closing bid price as furnished by the NASD through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

     2.     Shares to be Fully Paid; Reservation of Shares. The Company
            ----------------------------------------------
covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance by the Company, be validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto. The Company further covenants and agrees that, from and after the Date of Issuance and during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     3.     Fractional Shares. The Company shall not be required upon the
            -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Market Value for each fractional share of the Company's Common Stock which would be issuable upon exercise of this Warrant.

     4.     Requirements  for  Transfer.
            ---------------------------
          (a)  Warrant  Register. The Company will maintain a register (the
               -----------------
"Warrant Register") containing the names and addresses of the Registered Holder or Registered Holders. Any Registered Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change, and the Company shall promptly make such change. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Registered Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary, provided, however, that if and when this Warrant is properly assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          (b)  Warrant  Agent.  The  Company  may, by written notice to the
               --------------
Registered Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a) hereof, issuing the Common Stock issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent.

          (c)  Transfer.  Subject to the provisions of this Section 4, this
               --------
Warrant and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant with a properly executed Assignment Form in substantially  the  form  attached  hereto  as Annex B (the "Assignment") at the
                                               -------
principal  office  of the  Company.

          (d)  Exchange  of  Warrant  Upon a Transfer. On surrender of this
               -------------------------------------
Warrant for exchange, properly endorsed on the Assignment and subject to the provisions of this Warrant and with the limitations on assignments and transfers as contained in this Section 4, the Company at its expense shall issue to or on the order of the Registered Holder a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (on payment by the Registered Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     5.     Adjustment.
            ----------

          (a)  Computation  of  Adjusted  Exercise  Price. Except as hereinafter
               -----------  --  --------  --------  -----
provided, in case the Company shall at any time after the date hereof issue or sell any shares of its Stock (as defined in Section 5(g)), other than the issuances or sales referred to in Section 5(h) hereof, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price in effect immediately prior to such issuance or sale, multiplied by (b) the total number of shares of Stock outstanding immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by
(B) the total number of shares of Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Stock, as provided by Section 5(c) hereof.

          For the purposes of this Section 5 the term Exercise Price shall mean the Exercise Price per share set forth on the first page of this Warrant, as adjusted from time to time pursuant to the provisions of this Section 5.

               (i) For purposes of any computation to be made in accordance with this Section 5(a), the following provisions shall be applicable:

               (ii) In case of the issuance or sale of shares of Stock for a consideration part or all of which shall be cash, the amount of the cash consideration, shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription price, the public offering price, before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or other persons or entities performing similar services), or any expenses incurred in connection therewith and less any amounts payable to security holders or any affiliate thereof, including, without limitation, any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof.

               (iii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               (iv) Shares of Stock issuable by way of dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               (vi) The reclassification of securities of the Company other than shares of Stock into securities including shares of Stock shall be deemed to involve the issuance of such shares of Stock for consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Stock shall be determined as provided in Section 5(v).

               (vii) The number of shares of Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants, and convertible and exchangeable securities.

          (b)     Options,  Rights,  Warrants  and  Convertible and Exchangeable
                  --------------------------------------------------------------
Securities.
-----------
               (i) In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Stock, or issue any securities convertible into or exchangeable for shares of Stock, for a consideration per share less than the Exercise Price in effect or the Market
Value immediately prior to the issuance of such options, rights, warrants or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights, warrants or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 5(a) hereof, provided that:

               (ii) The aggregate maximum number of shares of Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrant), if any, received by the Company for such options, rights or warrants. The aggregate maximum number of shares of Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Stock in accordance with the terms of the Warrant) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof. If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection, or in the price per share at which the securities referred to in this subsection are exchangeable, such options, rights or warrants or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect to shares not theretofore issued pursuant to the exercise or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such exchangeable securities.

          (c) Subdivision and Combination. If the Company at any time subdivides
              ---------------------------
(by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Stock subject to acquisition hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock subject to acquisition upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Stock subject to acquisition hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock subject to acquisition upon exercise of this Warrant will be proportionately decreased.

          (d)     Merger  or Consolidation.  In case of any consolidation of the
                  ------------------------
Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Registered Holder will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore subject to acquisition upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore subject to acquisition and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 5 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

          (e)     Notice  of  Adjustment. Upon the occurrence of any event which
                  ----------------------
requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the Registered Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (f)     Adjustment  in  Number of Securities.  Upon each adjustment of
                  ------------------------------------
the Exercise Price pursuant to the provisions of this Section 5, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (g)     Definition  of  Stock.  For the purpose of this Agreement, the
                  ----------  --  -----
term "Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          (h)     No  Adjustment  of  Exercise  Price  in  Certain  Cases.  No
                  -------------------------------------------------------
adjustment  of  the  Exercise  Price  shall  be  made:

               (i) Upon issuance or sale of this Warrant or Warrant Shares, or the other Warrants and Warrant Shares issued in connection herewith, or other options, warrants and convertible securities outstanding as of the date hereof into or for shares of Common Stock.

               (ii) Upon the issuance or sale of any shares of capital stock, or the grant of options exercisable therefor, issued or issuable after the date of this Warrant, to directors, officers, employees, advisers and consultants of the Company or any subsidiary pursuant to any incentive or non-qualified stock option plan or agreement, stock purchase plan or agreement, stock restriction agreement or restricted stock plan, employee stock ownership plan (ESOP), consulting agreement, stock appreciation right (SAR), stock depreciation right
(SDR), bonus stock arrangement, or such other similar compensatory options, issuances, arrangements, agreements or plans approved by the Board of Directors.

               (iii) If the amount of said adjustment shall be less than two cents ($0.02) per security issuable upon exercise of this Warrant, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($0.02) per security issuable upon exercise of this Warrant.

     6.     No Impairment.  The Company will not, by amendment of its charter or
            --------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     7.     Liquidating  Dividends and Other Distributions.  If the Company pays
            --------------------------------------------------
a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of

Common Stock (a "Liquidating Dividend") or otherwise distributes to its stockholders any assets, properties, rights, evidence of indebtedness, securities whether issued by the Company or by another, or any other thing of value, then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, either (i) the Liquidating Dividend that would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined or (ii) the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Registered Holder would have been entitled to receive at the time of such distribution as if the Warrant had been exercised immediately prior to such distribution.

     8.     Notices  of  Record  Date,  Etc.  In  case:
            --------------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consoli-dation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the Registered Holder.

     9.     No  Rights  of  Stockholders.  Subject  to  other  Sections  of this
            -----------------------------
Warrant, the Registered Holder shall not be entitled to vote, to receive dividends or subscription rights, nor shall anything contained herein be construed to confer upon the Registered Holder, as such, any of the rights of a stockholder of the Company, including without limitation any right to vote for the election of directors or upon any matter submitted to stockholders, to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise), to receive notices, or otherwise, until the Warrant shall have been exercised as provided herein.

     10.     Replacement  of  Warrant.  Upon  receipt  of  evidence reasonably
             ------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11.     Mailing of Notices, Etc. All notices and other communications
             ------------------------
from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, then it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     12.     Change  or  Waiver. Any term of this Warrant may be changed or
             ------------------
waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     13.     Headings.  The  headings  in  this Warrant are for purposes of
             --------
reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     14.     Severability.  If  any provision of this Warrant shall be held
             ------------
to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.

     15.     Governing  Law and Submission to Jurisdiction. This Warrant will be
             -------------------------------------------------
governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict or choice of laws of any jurisdiction. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.

     16.     Certificate. Upon request by the Registered Holder of this Warrant,
             -----------
the Company shall promptly deliver to such holder a certificate executed by its President or Chief Financial Officer setting forth the total number of outstanding shares of capital stock, convertible debt instruments and options, rights, warrants or other agreements relating to the purchase of such capital stock or convertible debt instruments, together with its calculation of the number of shares remaining available for issuance upon exercise of this Warrant, and a certificate of the accuracy of the statements set forth therein.

     17.     Supplements  and Amendments.  The Company and the Registered Holder
             ----------------------------
may from time to time supplement or amend this Warrant in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable.

     18.     Successors. All the covenants and provisions of this Warrant shall
             ----------
be binding upon and inure to the benefit of the Company and the Registered Holder and their respective successors and assigns hereunder.

     19.     Benefits of this Warrant.  Nothing in this Warrant shall be
             ------------------------
construed to give to any person, entity or corporation other than the Company and the Registered Holder of the Warrant Certificate any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Company and the Registered Holder of the Warrant Certificate.

     20.     Counterparts.  This  Warrant  may  be  executed  in  any  number of
             ------------
counterparts and each such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, SKYFRAMES, INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal and to be dated on the day and year first written above.

                                            SKYFRAMES,  INC.


                                            By:_________________________________

                                               Name:  James  France

                                               Title:  Chief  Executive  Officer


                                               Principal  Office:

                                     ANNEX A
                                     -------

                             NOTICE OF EXERCISE FORM
                             -----------------------


To:                                                  Dated:


     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase shares of Common Stock covered by such Warrant and herewith makes payment of $_______, representing the full purchase price for shares at the exercise price per share provided for in such Warrant.

                                                 Signature:
                                                 Address:

                                     ANNEX B
                                     -------

                                 ASSIGNMENT FORM
                                 ---------------

     FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name  of  Assignee                    Address                    No.  of  Shares
------------------                    -------                    ---------------







                                                 Dated:

                                                 Signature:
                                                 Dated:

                                                 Witness: